                SECURITIES AND EXCHANGE COMMISSION

                     Washington D.C. 20549



                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   January 3, 2001



                    FRENCH FRAGRANCES, INC.
     (Exact name of registrant as specified in its charter)




            Florida                 1-6370              59-0914138
(State or other jurisdiction     (Commission          (IRS Employer
      of incorporation)          File Number)       Identification No.)



14100 N.W. 60th Avenue, Miami Lakes, Florida              33014
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:   (305) 818-8000








 (Former name or former address, if changed since last report)




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Item 5. Other Events.
        -------------

    (a) On January 3, 2001, French Fragrances, Inc. (the "Company") held a Special Shareholders Meeting (the "Meeting") at its executive offices. Filed herewith and incorporated herein by reference is a copy of the Company's press release, dated January 4, 2001, announcing the results from that Meeting.

    (b) On January 8, 2001, the Company announced that it is proposing to make an offering of $160 million principal amount of senior secured notes (the "Offering"). Filed herewith and incorporated herein by reference is a copy of the Company's press release, dated January 8, 2001, announcing the Offering.


Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.
        ---------------------------------------------------------

        (99.1)  Press Release dated January 4, 2001.

        (99.2)  Press Release dated January 8, 2001.



                            SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FRENCH FRAGRANCES, INC.


Date:  January 9, 2001        /s/ Oscar E. Marina
       ---------------        --------------------------------------
                              Oscar E. Marina
                              Senior Vice President, General Counsel
                               and Secretary



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                    FRENCH FRAGRANCES, INC.

                            FORM 8-K

                         CURRENT REPORT

                         Exhibit Index


Exhibit No.        Description                         Page

(99.1)             Press Release dated January 4, 2001

(99.2)             Press Release dated January 8, 2001